EXHIBIT 10.40



SCHEDULE 1 - LENDERS, COMMITMENT PERCENTAGES, LENDING OFFICES



                        LENDER          TERM LOAN             TERM LOAN
                                       COMMITMENT       COMMITMENT PERCENTAGE

1903 Debt Fund, LP                   $24,600,000.00              100%
101 Huntington Avenue
Boston, Massachusetts 02109
Attn: D. Michael Murray








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SCHEDULE 1.1(A) MORTGAGED PROPERTIES


FEE MORTGAGES:

1. 941 Grinnell Street, Fall River, MA 2. 1092 Davol Street, Fall River, MA 3. 81 Ferry Street, Fall River, MA 4. 1450 Brayton Ave, Fall River, MA 5. 387 Quarry Street, Fall River, MA 6. Godfrey Road, Verona, MS
7. 994 Jefferson Street (Bleachery Pond), Fall River, MA

LEASEHOLD MORTGAGES:

     1. 81 Commerce Drive, Fall River, MA